Prospectus Supplement
dated September 14, 1998 to:                  46396 9/98
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Putnam New Value Fund (the "fund")
Prospectuses dated December 31, 1997

The first paragraph under the heading "How the fund pursues its objective - Basic investment strategy" is replaced with the following:

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

The fund will invest primarily in common stocks which Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes are undervalued at the time of purchase and have the potential for long-term capital appreciation. Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. Putnam Management's investment decisions for the fund may be contrary to those of most other investors.